UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On June 14, 2013, F.N.B. Corporation and BCSB Bancorp, Inc. announced that they entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, among other things, the acquisition by F.N.B. of all outstanding shares of common stock of BCSB Bancorp in a stock-for-stock transaction.  Under the terms of the Merger Agreement, BCSB Bancorp will merge with and into F.N.B. (the “Merger”), and existing BCSB Bancorp shareholders will become entitled to receive 2.08 shares of F.N.B. common stock for each share of common stock of BCSB Bancorp.  The Merger is subject to customary closing conditions, including regulatory approvals and approval from BCSB Bancorp shareholders.

Presentation materials concerning the Merger, which will be available on F.N.B.’s website at www.fnbcorporation.com, are attached hereto as Exhibit 99.2 and incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless specifically identified as being incorporated therein by reference.

Item 8.01              Other Events.

On June 14, 2013, F.N.B. and BCSB Bancorp issued a joint press release announcing the signing of the Merger Agreement. A copy of the joint press release announcing the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information About the Merger.

In connection with the Merger, F.N.B. will file a Registration Statement on Form S-4 with the SEC, which will include a Proxy Statement of BCSB Bancorp and a Prospectus of F.N.B., as well as other relevant documents concerning the proposed transaction.

SHAREHOLDERS OF BCSB BANCORP, INC. ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A copy of the Proxy Statement/Prospectus (when it becomes available), as well as other filings containing information about F.N.B. and BCSB Bancorp, may be obtained free of charge at the SEC’s internet site http://www.sec.gov. Copies of the Proxy Statement/Prospectus and other filings can also be obtained, free of charge, by directing a request to F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, (724) 983-3317, Attention: James G. Orie, Chief Legal Officer; or to BCSB Bancorp, Inc., 4111 E. Joppa Road, Baltimore, MD 21236, (410) 256-5000, Attention: David M. Meadows, General Counsel and Secretary.

F.N.B. and BCSB Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BCSB Bancorp in connection with the Merger. Information about the directors and executive officers of F.N.B. is set forth in the proxy statement for F.N.B.’s 2013 annual meeting of shareholders, as filed with the SEC on April 3, 2013. Information about the directors and executive officers of BCSB Bancorp is set forth in the proxy statement for BCSB Bancorp’s 2013 annual meeting of shareholders, as filed with the SEC on January 7, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

99.1	Joint press release of F.N.B. Corporation and BCSB Bancorp, Inc., dated June 14, 2013

99.2	Presentation materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

	By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: June 14, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release of F.N.B. Corporation and BCSB Bancorp, Inc., dated June 14, 2013

99.2	Presentation materials